REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of this 30th day of May, 2000, between NTL Incorporated, a Delaware corporation, f/k/a NTL Holdings Incorporated (the "Company"), and France Telecom S.A., a societe anonyme organized under the laws of France (the "Purchaser").

         WHEREAS, the Purchaser and NTL (Delaware), Inc., a Delaware corporation, f/k/a NTL Incorporated ("NTL Delaware") are parties to an Investment Agreement, dated as of July 26, 1999, as amended (the "Investment Agreement") wherein the Purchaser agreed to purchase from NTL Delaware 27,027,027 shares of NTL Delaware common stock, par value $0.01 per share (the "NTL Delaware Common Shares"), and 2,000,000 shares of NTL Delaware 5% Cumulative Participating Convertible Preferred Stock, Series B, par value $0.01 per share, having an aggregate liquidation preference of $2,000,000,000 (the "NTL Delaware Preferred Shares");

         WHEREAS, in connection with a five-for-four stock split by way of stock dividend of NTL Delaware, with a record date of October 4, 1999 and a payment date of October 7, 1999, and another five-for-four stock split by way of stock dividend of NTL Delaware, with a record date of January 31, 2000 and a payment date of February 3, 2000, the Purchaser and NTL Delaware executed amendments to the Investment Agreement, the effect of which is to change the number of NTL Delaware Common Shares deliverable thereunder to 42,229,730, and to effect conforming changes to the Conversion Rate and redemption stock price thresholds set forth in the Certificate of Designation in respect of the NTL Delaware Preferred Shares;

         WHEREAS, in connection with an Agreement and Plan of Merger, by and among NTL Delaware, the Company and Holdings Merger Sub Inc., a Delaware corporation ("Holdco Sub"), dated as of February 9, 2000 (the "Merger Agreement"), Holdco Sub merged with and into NTL Delaware on May 18, 2000, with NTL Delaware continuing as the surviving corporation in the merger (the "Holding Company Merger"), and in connection with the Holding Company Merger, the Company became the ultimate corporate parent of NTL Delaware;

         WHEREAS, in accordance with Section 3.11 of the Merger Agreement and
Section 9.08 of the Investment Agreement, the Company assumed the obligations of NTL Delaware under the Investment Agreement, and therefore, pursuant to the Investment Agreement, on the date hereof, in exchange for payment therefor, the Company is delivering to the Purchaser 42,229,730 shares (the "Common Shares") of Common Stock, par value $0.0l, of the Company (the "Common Stock") and 2,000,000 shares (the "Preferred Shares") of the Company's 5% Cumulative Participating Convertible Preferred Stock, Series B, par value $0.01 per share (the "Preferred Stock"), having an aggregate liquidation preference of $2,000,000,000, in lieu of the NTL Delaware Common Shares and the NTL Delaware Preferred Shares, respectively;

         WHEREAS, each share of Preferred Stock is initially convertible into twelve and one-half shares of Common Stock; and

         WHEREAS, as a condition to the Purchaser's obligation to close the transactions contemplated under the Investment Agreement, the Company must enter into this Agreement with the Purchaser;

         NOW, THEREFORE, in consideration of the foregoing, the parties to this Agreement hereby agree as follows:


                                   ARTICLE ONE
                                   DEFINITIONS

         Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Investment Agreement.

         "Bell Atlantic Agreement" shall have the meaning set forth in Section 2.01.

         "Blackout Period" shall have the meaning set forth in Section 3.01(b).

         "C&W Agreement" shall have the meaning set forth in Section 2.01.

         "Cogecom" shall have the meaning set forth in Section 6.06.

         "Company Indemnified Person" shall have the meaning specified in
Section 5.01(b).

         "Demand" shall have the meaning set forth in Section 2.01.

         "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute.

         "Existing Agreements" means (i) the Registration Rights Agreement, dated January 28, 1999, between the Company and Microsoft Corporation, (ii) the Registration Rights Agreement, dated September 22, 1998, between the Company and Vision Networks III B.V., (iii) the Registration Rights Agreement, dated March 8, 1999, by and among the Company and the various Shareholders Listed in Annex A thereto, and (iv) the Registration Rights Agreement, dated October 28, 1998, by and among the Company, Comcast Corporation and Warburg, Pincus Investors, L.P.

         "Existing Holders" shall have the meaning set forth in Section 2.05.

         "5% Preferred Stock" means the Preferred Shares and any other shares of preferred stock of the Company having substantially identical terms to the Preferred Shares and issued as dividends on the Preferred Shares or shares of preferred stock issued as dividends thereon.

         "Indemnified Persons" means Purchaser Indemnified Persons and Company Indemnified Persons.

         "indemnifying parties" shall have the meaning set forth in Section 5.01(c).

         "Losses" shall have the meaning set forth in Section 5.01(a).

         "Maximum Number" shall have the meaning set forth in Section 2.05.

         "Person" shall mean an individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other entity.

         "Preliminary Prospectus" shall mean any preliminary Prospectus or preliminary Prospectus supplement that may be included in any Registration Statement.

         "Proceedings" and "Proceeding" shall have the meaning set forth in
Section 5.01(c).

         "Prospectus" shall mean the Prospectus included in any Registration Statement (including, without limitation, a prospectus that includes information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Public Offering" shall mean the offer of shares of Common Stock or securities convertible into or exchangeable for Common Stock on a broadly-distributed basis, not limited to sophisticated investors (except for qualified institutional buyers pursuant to Rule 144A under the Securities Act), pursuant to a firm-commitment or best-efforts underwriting or purchase arrangement.

         "Purchaser Indemnified Person" shall have the meaning specified in
Section 5.01(a).

         "Registrable Securities" means (a) the Common Shares, (b) any shares of Common Stock issued upon the conversion or redemption of 5% Preferred Stock, (c) any shares of Common Stock issued as dividends upon the 5% Preferred Stock, and
(d) any Registrable Securities described in clauses (a), (b) or (c) above that underlie any securities the value of which relates to or is based upon the Registrable Securities described in (a) through (c) above or which are either optionally or mandatorily exchangeable for or convertible into such Registrable Securities (any such security, a "Derivative Security"). If as a result of any reclassification, stock split, stock dividend, business combination, exchange offer or other transaction or event, any capital stock, evidences of indebtedness, warrants, options, rights or other securities (collectively "Other Securities") are issued or transferred to the Purchaser in respect of Registrable Securities held by the Purchaser, references herein to Registrable Securities shall be deemed to include such Other Securities.

         "Registration Expenses" has the meaning set forth in Section 4.01.

         "Registration Statement" shall mean any registration statement of the Company under the Securities Act that covers any of the Registrable Securities, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

         "Regulations" shall mean the General Rules and Regulations of the SEC under the Securities Act.

         "Rule 144" shall mean Rule 144 of the Regulations, as such rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

         "SEC" shall mean the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act or the Exchange Act.

         "Securities Act" shall mean the United States Securities Act of 1933, as amended, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute.

         "Seller" and "Sellers" shall have the meaning set forth in Section
2.06.


                                   ARTICLE TWO
                      REGISTRATION UNDER THE SECURITIES ACT

         SECTION 2.01. Demand Registration. If at any time the Purchaser shall request the Company in writing (each, a "Demand") to register under the Securities Act a specified number of Registrable Securities (including Registrable Securities to be used to settle a Derivative Security), the Company shall use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register as soon as reasonably practicable so as to permit the sale thereof, and in connection therewith shall prepare and file a Registration Statement with the SEC under the Securities Act to effect such registration; provided, that each such request shall (i) specify the number of shares of Registrable Securities intended to be offered and sold, (ii) describe the nature or method of the proposed offer and sale thereof, and (iii) contain the undertaking of the Purchaser to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such Registration Statement. Except as provided in the following sentence, the Company agrees not to grant to any other person registration rights pursuant to which such person would have the right to register shares of Common Stock on a Registration Statement filed by the Company pursuant to the exercise of the Purchaser's rights under this Agreement. The Purchaser agrees that the Company may grant to the "Holders" (as that term is defined in each of the Registration Rights Agreement between the Company and Bell Atlantic Corporation, dated February 2, 2000 (the "Bell Atlantic Agreement") and the Registration Rights Agreement between the Company and Cable and Wireless plc, dated February 2, 2000 (the "C&W Agreement")) the right to register shares of Common Stock on a Registration Statement filed by the Company pursuant to the exercise of the Purchaser's rights under this Section 2.01 of this Agreement, provided, that, so long as this Agreement or any successor agreement remains in full force and effect (a) such registrations are effected in accordance with the terms of Section 2.2(b) of the Bell Atlantic Agreement or Section 2.2(b) of the C&W Agreement, as the case may be, and (b) neither Section 2.2(b) of the Bell Atlantic Agreement nor
Section 2.2(b) of the C&W Agreement is modified or amended in a manner that is adverse to the Purchaser without the prior written consent of the Purchaser.

         SECTION 2.02. Limits on Demand Registrations. The Company shall not be required to effect any registration pursuant to Section 2.01 after six Demands requested by the Purchaser pursuant to Section 2.01 shall have been effected unless, after such six Demands have been effected, the Purchaser has not sold all shares of Registrable Securities then held by it. In that event, the Purchaser and the Company shall negotiate in good faith the provision by the Company of additional Demands pursuant to this Agreement as are reasonably appropriate.

         SECTION 2.03. Withdrawal. The Purchaser shall have the right to request withdrawal of any Registration Statement filed with the SEC pursuant to Section
2.01 or Section 2.07 (and the Company shall so withdraw such Registration Statement) so long as such Registration Statement has not become effective, provided that, in such case, the Purchaser shall pay all related out-of-pocket Registration Expenses reasonably incurred by the Company unless a Registration Statement shall be effected pursuant to Section 2.01 or Section 2.07 within 270 days after such withdrawal.

         SECTION 2.04. Effective Registration Statement. A registration requested pursuant to Section 2.01 shall not be deemed to be effected (i) if a Registration Statement with respect thereto shall not have become effective under the Securities Act and remained effective for at least 90 days or until the completion of the distribution of the Registrable Securities thereunder, whichever is earlier (including, without limitation, because of a withdrawal of such Registration Statement by the Purchaser prior to the effectiveness thereof pursuant to Section 2.03 hereof), (ii) if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the SEC or any other governmental authority, or as a result of the initiation of any proceeding for such a stop order by the SEC through no fault of the Purchaser and the result of such interference is to prevent the Purchaser from disposing of such Registrable Securities proposed to be sold in accordance with the intended methods of disposition, (iii) the Company exercises its rights under Section 3.01(b) and the result is a delay in the proposed distribution of any Registrable Securities and the Purchaser determines not to sell such Registrable Securities pursuant to such registration as a result of such delay, or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten offering shall not be satisfied or waived with the consent of the Purchaser, other than as a result of any breach by the Purchaser or any underwriter of its obligations thereunder or hereunder.

         SECTION 2.05. "Piggy-Back" Rights. If the Company proposes to register any shares of Common Stock for itself or any of its stockholders (the "Existing Holders") under the Securities Act on a Registration Statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect) for purposes of a Public Offering of such shares, the Company shall give written notice of such proposal at least 20 days before the anticipated filing date, with notice shall include the intended method of distribution of such shares, to the Purchaser. Such notice shall specify at a minimum the number of shares of Common Stock proposed to be registered, the proposed filing date of such Registration Statement, any proposed means of distribution of such shares and the proposed managing underwriter, if any. Subject to Section 2.06, upon the written request of the Purchaser, given within 10 days after the receipt of any such written notice by facsimile confirmed by mail (which request shall specify the Registrable Securities intended to be disposed of by the Purchaser), the Company will use its best efforts to include in the Registration Statement with respect to such Public Offering the Registrable Securities referred to in the Purchaser's request; provided, however, that any participation in such Public Offering by the Purchaser shall be on substantially the same terms as the Company's (or its other stockholders') participation therein; and provided further that the amount of Registrable Securities to be included in any such Public Offering shall not exceed the maximum number which the managing underwriter of such Public Offering considers in its reasonable commercial judgment to be appropriate based on market conditions and other relevant factors (the "Maximum Number"). The Purchaser shall have the right to withdraw a request to include Registrable Securities in any Public Offering pursuant to this
Section 2.05 by giving written notice to the Company of its election to withdraw such request at least five business days prior to the proposed effective date of such Registration Statement.

         SECTION 2.06. (a) Allocation of Securities Included in a Public Offering. If the lead managing underwriter for any Public Offering to be effected pursuant to Section 2.05 of this Agreement shall advise the Company and the Purchaser (each, a "Seller" and, collectively, the "Sellers") in writing that the number of shares of Common Stock sought to be included in such Public Offering (including those sought to be offered by the Company, those sought to be offered by the Sellers and those sought to be offered by Existing Holders) is more than the Maximum Number, the shares of Common Stock to be included in such Public Offering shall be allocated pursuant to the following procedures: First, the Company shall be entitled to include all of the securities that it has proposed to include, and second, to the extent that any other securities may be included without exceeding the Maximum Number, and subject to rights of any parties under the Existing Agreements, the Purchaser shall be entitled to participate in that registration on a basis no less favorable than that of any other holder of the Company's securities.

                  (b) Notwithstanding anything to the contrary in Section 2.05 and Section 2.06, the Purchaser shall be entitled to participate in a Public Offering effected by the Company pursuant to a request under an Existing Agreement only to the extent that the terms of such Existing Agreement permits an Existing Holder to so participate. The Company agrees that in any modification or amendment of an Existing Agreement, the rights of the Purchaser as granted under this Agreement will not be adversely affected, and that registration rights granted by the Company under any future registration rights agreement that the Company may enter into will be on a basis no more favorable than the rights granted to the Purchaser herein, unless the Company also grants equivalent rights to the Purchaser at the time of such other agreement.

         SECTION 2.07. Shelf Registration. (a) If at any time the Purchaser shall request to the Company in writing, the Company shall use its best efforts to file and cause to be declared effective a "shelf" Registration Statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act for Registrable Securities, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof. The Company agrees to use its best efforts to keep such Registration Statement continuously effective and usable for resale of Registrable Securities, for a period of twenty-four months from the date on which the SEC declares such Registration Statement effective or such shorter period which will terminate at such time as the Purchaser has sold all the Registrable Securities covered by such Registration Statement; provided, however, that the Company may elect that such Registration Statement not be filed or usable during any Blackout Period (as defined in Section 3.01(b)). The Purchaser shall be entitled to a total of three "shelf" registration statements pursuant to this Section 2.07, each of which shall count as one Demand for purposes of the limitations on Demands set forth in Section 2.02.

                                  ARTICLE THREE
                           OBLIGATIONS OF THE COMPANY

         SECTION 3.01. (a) Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Common Stock under the Securities Act, the Company shall (i) prepare and, as soon as reasonably possible and in any event within 45 days following receipt of a notice from the Purchaser to that effect, file with the SEC a Registration Statement with respect to such Registrable Securities, and shall use its best efforts to cause such Registration Statement to become effective and to remain effective until the sale of all of the shares of Registrable Securities so registered or, in the case of a "shelf" registration statement filed pursuant to
Section 2.07, for the period specified in that Section; (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be reasonably necessary to make and to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered pursuant to such Registration Statement until the sale of all of the shares of Registrable Securities so registered or, in the case of a "shelf" registration statement filed pursuant to
Section 2.07, for the period specified in that Section; and (iii) take all such other action either necessary or desirable to permit the shares of Registrable Securities held by the Purchaser to be registered and disposed of in accordance with the method of disposition described herein.

                  (b) Notwithstanding the foregoing, if the Company shall furnish to the Purchaser a certificate signed by its Chairman, Chief Executive Officer or Chief Financial Officer stating that

(i) filing a Registration Statement or maintaining effectiveness of a current Registration Statement would have a material adverse effect on the Company or its stockholders in relation to any material financing, acquisition or other corporate transaction, and the Company has determined in good faith that such disclosure is not in the best interests of the Company and its shareholders, or
(ii) the Company has determined in good faith that the filing or maintaining effectiveness of a current Registration Statement would require disclosure of material information the Company has a valid business purpose of retaining as confidential, the Company shall be entitled to postpone filing or suspend the use by the Purchaser of the Registration Statement for a reasonable period of time, but not in excess of 60 consecutive calendar days (a "Blackout Period"). The Company shall be entitled to exercise such suspension rights more than one time in any calendar year; provided that such exercise shall not prevent the Purchaser from being entitled to at least 240 days of effective registration rights per year and that no suspension period may commence if it is less than 30 calendar days from the prior such suspension period.

                  (c) In connection with any Registration Statement, the following provisions shall apply:

                  (1) The Company shall furnish to the Purchaser, prior to the filing thereof with the SEC, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall afford the Purchaser, the managing underwriters, and their respective counsel, if any, a reasonable opportunity within a reasonable time period to review and comment on copies of all such documents (including a reasonable opportunity to review copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed.

                  (2) The Company shall take such action as may be necessary so that: (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (3) (A) The Company shall advise the Purchaser and, if requested by the Purchaser, confirm such advice in writing:

                           (i) when a Registration Statement and any amendment
                  thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii)of any request by the SEC for amendments or
                  supplements to the Registration Statement or the Prospectus included therein or for additional information.

                  (B) The Company shall advise the Purchaser and, if requested by the Purchaser, confirm such advice in writing of:

                           (i) the issuance by the SEC of any stop order
                  suspending effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                           (ii)the receipt by the Company of any notification
                  with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                           (iii) the happening of any event that requires the
                  making of any changes in the Registration Statement or the Prospectus so that, as of such date, the Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus relating to such Registrable Securities until the requisite changes have been made).

                  (4) The Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement relating to such Registrable Securities at the earliest possible time.

                  (5) The Company shall furnish to the Purchaser with respect to the Registration Statement relating to such Registrable Securities, without charge, such number of copies of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and all reports, other documents and exhibits (including those incorporated by reference) as the Purchaser shall reasonably request.

                  (6) The Company shall furnish to the Purchaser such number of copies of any Prospectus (including any preliminary Prospectus and any amended or supplemented Prospectus) relating to such Registrable Securities, in conformity with the requirements of the Securities Act, as the Purchaser may reasonably request in order to effect the offering and sale of the shares of such Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the Registration Statement to remain effective, and the Company consents (except during a Blackout Period or event contemplated by Section 3.01(c)(3)(B)(iii)) to the use of the Prospectus or any amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

                  (7) Prior to any offering of Registrable Securities pursuant to any Registration Statement, the Company shall use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such states as the Purchaser shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the Registrable Securities so registered or 90 days subsequent to the effective date of the Registration Statement, and do any and all other acts and things either reasonably necessary or advisable to enable the Purchaser to consummate the public sale or other disposition of the Registrable Securities in jurisdictions where the Purchaser desires to effect such sales or other disposition; provided that the Company shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject or to qualify as a foreign corporation in any jurisdiction where the Company is not so qualified.

                  (8) In connection with any offering of Registrable Securities registered pursuant to this Agreement, the Company shall (x) furnish the Purchaser, at the Company's expense, on a timely basis with certificates free of any restrictive legends representing ownership of the Registrable Securities being sold in such denominations and registered in such names as the Purchaser shall request and (y) instruct the transfer agent and registrar of the Registrable Securities to release any stop transfer orders with respect to the Registrable Securities.

                  (9) Upon the occurrence of any event contemplated by Section 3.01(c)(3)(B)(iii) above, the Company shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Purchaser of the occurrence of any Blackout Period or any event contemplated by Section 3.01(c)(3)(B)(iii) above, the Purchaser shall suspend the use of the Prospectus, for a period not to exceed sixty calendar days in accordance with Section 3.01(b), until the requisite changes to the Prospectus have been made.

                  (10) The Company shall make generally available to its security holders or otherwise provide in accordance with Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (11) The Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement, such information as the managing underwriters administering an underwritten offering of the Registrable Securities registered thereunder reasonably request to be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

                  (12) If requested, the Company shall enter into an underwriting agreement with a nationally recognized investment banking firm or firms selected by the Purchaser and reasonably acceptable to the Company containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary underwritten distributions, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Article Five (or such other provisions and procedures acceptable to the managing underwriters, if any) with respect to all parties to be indemnified pursuant to Article Five and take all such other actions as are reasonably requested by the managing underwriters for such underwritten offering in order to expedite or facilitate the registration or the disposition of such Registrable Securities.

                  (13) In the event the Purchaser proposes to conduct an underwritten Public Offering, then the Company shall: (i) make reasonably available for inspection by the Purchaser and its counsel, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Purchaser or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall be reasonably necessary to enable them to conduct a "reasonable" investigation for purposes of Section 11(a) of the Securities Act; (ii) cause the Company's officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement, in each case, as is customary for similar due diligence examinations; provided that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Purchaser, such underwriter, or any such, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;
         (iii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to the Purchaser and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Purchaser and underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include in customary form, without limitation, as of the date of the opinion and as of the effective date of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Registration Statement and the Prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Purchaser and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (v) deliver such documents and certificates as may be reasonably requested by the Purchaser and the managing underwriters, if any, and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv) and (v) of this Section 3.01(c)(13) shall be performed at each closing under any underwritten offering to the extent required thereunder.

                  (14) The Company will use its best efforts to cause such Registrable Securities to be admitted for quotation on the Nasdaq National Market or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the effective date of any Registration Statement hereunder.

                  (15) The Company shall use its best efforts to take all other steps reasonably necessary to effect the registration, offering and sale of the Registrable Securities covered by a Registration Statement contemplated hereby and enter into any other customary agreements and take such other actions, including participation of senior management in "roadshows" as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, and the Company shall secure the participation of its senior management for such purposes.

                  (16) The Company shall, at the reasonable request of the Purchaser, hold periodic meetings with representatives of the Purchaser to report on the market for the Company's securities and opportunities for the Purchaser to effect sales of such Registrable Securities.

                  (d) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                  (1) Make and keep public information available, as those terms are understood and defined in and interpreted under Rule 144, at all times;

                  (2) During the term of this Agreement, furnish to the Purchaser upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing the Purchaser to sell any such securities without registration.

                                  ARTICLE FOUR
                                    EXPENSES

         SECTION 4.01. Expenses Payable by the Company. Except as provided in
Section 4.02 below, all fees and expenses incident to the registration and sale of Registrable Securities shall be borne by the Company whether or not a Registration Statement is filed or becomes effective, including, without limitation, (i) all registration, qualification and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD and (B) fees and expenses of compliance with state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the Company or the underwriters, or both, in connection with blue sky qualifications of the Registrable Securities)), (ii) messenger and delivery expenses, word processing, duplicating and printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, printing Preliminary Prospectuses, Prospectuses, Prospectus supplements, including those delivered to or for the account of the Purchaser as provided in this Agreement, and printing or preparing any underwriting agreement, agreement among underwriters and related syndicate or selling group agreements, pricing agreements and blue sky memoranda), (iii) fees and disbursements of counsel for the Company, (iv) fees and disbursements of all independent certified public accountants for the Company (including, without limitation, the expenses of any "comfort letters" required by or incident to such performance), (v) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Rule 2720 of the Conduct Rules of the NASD (unless such qualified independent underwriter is required as a result of an affiliation between an underwriter selected by the Purchaser and the Purchaser, in which case such fees and expenses will be borne by the Purchaser), (vi) Securities Act liability insurance, if the Company so desires such insurance, (vii) all out-of-pocket expenses of the Company (including, without limitation, expenses incurred by the Company, its officers, directors, employees and agents performing legal or accounting duties or preparing or participating in "roadshow" presentations or of any public relations, investor relations or other consultants or advisors retained by the Company in connection with any roadshow, including travel and lodging expenses of such roadshows), and (viii) the fees and expenses incurred in connection with the quotation or listing of shares of Common Stock on any securities exchange or automated securities quotation system. The fees and expenses set forth in this
Section 4.01 are collectively referred to as "Registration Expenses".

         SECTION 4.02. Expenses Payable by the Purchaser. The Purchaser shall pay all underwriting discounts and commissions or broker's commissions incurred in connection with the sale or other disposition of Registrable Securities for or on behalf of the Purchaser's account as well as the fees and expenses of the Purchaser's counsel.

                                  ARTICLE FIVE
                        INDEMNIFICATION AND CONTRIBUTION

         SECTION 5.01. (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, the Purchaser and any underwriter participating in the distribution, their respective officers, directors, partners and agents and employees of each of them, each Person who controls the Purchaser or any such underwriter (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the officers, directors, partners, agents and employees of each such controlling person (individually, a "Purchaser Indemnified Person") from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of investigating, preparing to defend, defending and appearing as a third-party witness and attorneys' fees and disbursements) and expenses, including any amounts paid in respect of any settlements (collectively, "Losses"), joint or several, without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplements thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading except, in either case, (i) to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to the Company by such Purchaser Indemnified Person expressly for use therein and (ii) if the Person asserting any such Losses who purchased the Registrable Securities which are the subject thereof did not receive a copy of an amended Preliminary Prospectus or the final Prospectus (or the final Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person (if it is determined that the Company has provided such Preliminary Prospectus and it was the responsibility of such Purchaser Indemnified Person to provide such person with a current copy of the Prospectus or amended or supplemented Prospectus, as the case may be) and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or the final Prospectus (or the final Prospectus as amended and supplemented).

                  (b) Indemnification by Purchaser. In connection with any Registration Statement in which the Purchaser as a holder of Registrable Securities is participating, the Purchaser shall severally but not jointly, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter participating in the distribution and their respective directors, officers, agents and employees, each Person who controls the Company or any such underwriter (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling person (individually, a "Company Indemnified Person"), from and against any and all Losses, as incurred, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or in any amendment or supplement thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus, or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein or (ii) the failure of the Purchaser (if it is determined that it was the responsibility of the Purchaser) at or prior to the written confirmation of the sale of the Registrable Securities to send or deliver a copy of an amended Preliminary Prospectus or the final Prospectus (or the final Prospectus as amended or supplemented) to the Person asserting any such Losses who purchased the Registrable Securities which are the subject thereof and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or the final Prospectus (or the final Prospectus as amended and supplemented). In no event shall the liability of the Purchaser hereunder be, or be claimed by the Company to be, greater in amount than the dollar amount of the proceeds actually received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. Each Indemnified Person shall give prompt notice to the party or parties from which such indemnity is sought (the "indemnifying parties") of the commencement of any action or proceeding (including any governmental investigation) (collectively "Proceedings" and individually a "Proceeding") with respect to which such Indemnified Person seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying party was otherwise unaware of such Proceeding and the indemnifying parties shall have been materially prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an Indemnified Person promptly after the receipt of written notice from such Indemnified Person of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such Indemnified Person and shall pay as incurred the fees and disbursements of such counsel related to such Proceeding; provided, however, that an Indemnified Person or Indemnified Persons (if more than one such Indemnified Person is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person or Indemnified Persons unless: (i) the indemnifying party or parties agree to pay such fees and expenses; or (ii) the indemnifying parties fail promptly to assume the defense of such Proceeding or fail promptly to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Persons; or (iii) the named parties to any such action (including any impleaded parties) include both an Indemnified Person and the indemnifying party, and the

Indemnified Person or Indemnified Persons shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or an affiliate of the indemnifying party and such Indemnified Person or Indemnified Persons in conducting the defense of such action or proceeding or that there may be legal defenses available to such Indemnified Person or Indemnified Persons different from or in addition to those available to the indemnifying party or such affiliate, in which case, if such Indemnified Person or Indemnified Persons notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that the indemnifying parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Person or Indemnified Persons. Whether or not such defense is assumed by the indemnifying parties, such indemnifying parties or Indemnified Person or Indemnified Persons will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent each indemnifying party jointly and severally agrees, subject to the exception and limitations set forth above, to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement. No indemnification provided for in
Section 5.01(a) or 5.01(b) shall be available to any party who shall fail to give notice as provided in this Section 5.01(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to an Indemnified Person otherwise than on account of the provisions of Section 5.01(a) or 5.01(b). No indemnifying party shall, without the consent of the Indemnified Person, consent to entry of any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect of such claim or litigation.

                  (d) Contribution. If the indemnification provided for in this
Section 5.01 is unavailable to an Indemnified Person or is insufficient to hold such Indemnified Person harmless for any Losses in respect to which this Section
5.01 would otherwise apply by its terms, except by reasons of Section 5.01(a)(i) or (ii) hereof or the failure of the Indemnified Person to give notice as required in Section 5.01(c) hereof (provided that the indemnifying party was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice), then each applicable indemnifying party, in lieu of indemnifying such Indemnified Person, shall have an obligation to contribute to the amount paid or payable by such Indemnified Person as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such Indemnified Person, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Where the Indemnified Person is an underwriter participating in the distribution of Registrable Securities, however, each indemnifying party, and, in addition, if the indemnifying party is the Purchaser, the Company, shall have an obligation to contribute to the amount paid or payable by such Indemnified Person as the result of such Losses in such proportion as is appropriate to reflect not only
(i) the relative fault of the Company, the Purchaser and the underwriters in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations, but also (ii) the relative benefits received by the Purchaser on the one hand and the underwriters on the other hand from the distribution of the Registrable Securities. The relative benefit derived by the parties shall be determined by reference to, among other things, the fact that the Company entered into this Agreement to induce the Purchaser to engage in the transaction pursuant to which the Registrable Securities were acquired. The relative benefits received by the Purchaser on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from any such offering (before deducting expenses) received by the Purchaser bear to the total underwriting discounts or commissions received by the underwriters. The relative fault of such indemnifying party, on the one hand, and Indemnified Person, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 5.01(a) or Section 5.01(b) were available to such party.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.01(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.01(d), if the Purchaser is an indemnifying party, it shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public (net of any underwriting discounts and commissions and expenses) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Remedies Cumulative. The indemnity, contribution and expense reimbursement obligations under this Section 5.01 shall be in addition to any liability each indemnifying party may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnified Person.

                  (f) Underwriting Agreement Controls. In the event of any conflict between the indemnification and contribution terms as herein set forth and as set forth in any underwriting agreement entered pursuant hereto, the underwriting agreement shall control.

                  (g) The obligations of the Company and the Purchaser under this Section 5.01 shall survive the completion of any offering of Registrable Securities in a Registration Statement.


                                   ARTICLE SIX
                               GENERAL PROVISIONS

         SECTION 6.01. Notices. Except as otherwise provided in this Agreement, any notice or other communication given under this Agreement shall be sufficient if in writing and sent by registered or certified mail, return receipt requested, postage prepaid, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto):

              (a)   If to the Company:

                       NTL Incorporated
                       110 East 59th Street
                       New York, NY  10022
                       Telecopy:  (212) 906-8497
                       Attention: Richard J. Lubasch, Esq.
                                  (e-mail: lubasch@ntli.com)

                    with copies (which shall not constitute notice to the Company) to:

                       Skadden, Arps, Slate, Meagher & Flom LLP
                       Four Times Square
                       New York, NY  10036
                       Telecopy:  (212) 735-2000
                       Attention: Thomas Kennedy, Esq.
                                  (e-mail: tkennedy@skadden.com)

              (b)   If to the Purchaser:

                       France Telecom, S.A.
                       208-212, rue Raymond Losserand
                       75505 Paris Cedex 15, France
                       Telecopy:  (331) 44-44-21-54
                       Attention: Philippe Mc Allister
                                  (e-mail: philippe.mcallister@francetelecom.fr)
                    with a copy (which shall not constitute notice to the Purchaser) to:

                            Shearman & Sterling
                            599 Lexington Avenue
                            New York, NY  10022
                            Telecopy:  (212) 848-7179
                            Attention: Alfred J. Ross, Esq.

All such notices and communications shall be effective when received by the addressee.

         SECTION 6.02. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of New York as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

         SECTION 6.03. Entire Agreement; Amendments. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or be terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. This Agreement supersedes the Registration Rights Agreement, dated August 13, 1999, between NTL Delaware and the Purchaser, which agreement shall be of no further force and effect.

         SECTION 6.04. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 6.05. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         SECTION 6.06. Transfer or Assignment of Registration Rights. The registration rights set forth in this Agreement shall be transferable or assignable by the Purchaser, in whole or in part and from time to time; provided that each transferee agrees in writing to be subject to all the terms and conditions of this Agreement. Without limitation of the foregoing, the parties understand and agree that Compagnie Generale des Communications (COGECOM) S.A. ("Cogecom") shall be entitled to exercise any right granted hereunder to the Purchaser, so long as Cogecom (a) remains a wholly-owned subsidiary of the Purchaser and (b) holds any Registrable Securities.

         SECTION 6.07. Remedies. In the event of a breach by any party of any of its obligations under this Agreement, the other parties, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement. The Company and the Purchaser agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company or the Purchaser, as the case may be, of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, the Company or the Purchaser, as the case may be, shall waive the defense that a remedy at law would be adequate. No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         SECTION 6.08. Derivative Securities. If the Purchaser so requests, the parties shall negotiate in good faith such additional provisions as are reasonably necessary or appropriate to effect the offering and sale of Derivative Securities in a reasonable and customary manner.


              [The balance of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                                       NTL INCORPORATED



                                       By:   /s/ Richard J. Lubasch
                                          ----------------------------------
                                             Name:  Richard J. Lubasch
                                             Title: Executive Vice President



                                       FRANCE TELECOM S.A.



                                       By:   /s/ Eric Bouvier
                                          --------------------------------
                                             Name:  Eric Bouvier
                                             Title: Senior Vice-President